Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–100.47%
China–58.25%
Alibaba Group Holding Ltd., ADR(a)	35,277	$7,287,878
Asia Cement China Holdings Corp.	747,000	939,179
Baoshan Iron & Steel Co. Ltd., A Shares	2,202,686	1,659,810
China Animal Healthcare Ltd.(a)(b)	349,000	0
China Mobile Ltd.	268,000	2,194,143
JD.com, Inc., ADR(a)	94,000	3,542,860
JOYY, Inc., ADR(a)	22,343	1,352,422
MicroPort Scientific Corp.	409,000	446,024
Minth Group Ltd.	432,000	1,330,402
NetEase, Inc., ADR	10,900	3,496,284
Qingdao Port International Co. Ltd., H Shares(c)	1,770,000	1,150,481
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	1,732,000	2,064,959
Shanghai International Airport Co. Ltd., A Shares	318,724	3,094,323
Sino Biopharmaceutical Ltd.	1,305,000	1,734,683
Stella International Holdings Ltd.	157,000	218,789
Tencent Holdings Ltd.	125,500	5,959,127
Towngas China Co. Ltd.(a)	1,632,000	1,008,002
Uni-President China Holdings Ltd.	1,913,000	1,943,332
Weibo Corp., ADR(a)	37,584	1,601,830
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)(c)	654,500	702,317
Zhejiang Semir Garment Co. Ltd., A Shares	431,300	567,535
		42,294,380
Hong Kong–9.19%
AIA Group Ltd.	260,000	2,563,340
Ajisen (China) Holdings Ltd.	734,000	204,855
Cafe de Coral Holdings Ltd.	212,000	475,164
Shares		Value
Hong Kong–(continued)
Pou Sheng International (Holdings) Ltd.	1,524,000	$454,381
Sun Art Retail Group Ltd.	2,502,500	2,977,270
		6,675,010
India–11.73%
Bajaj Finance Ltd.	16,070	979,530
HDFC Bank Ltd.	96,332	1,655,584
ICICI Bank Ltd.	246,445	1,807,759
Infosys Ltd.	268,383	2,919,917
Maruti Suzuki India Ltd.	8,012	771,572
Tata Consultancy Services Ltd.	13,100	382,699
		8,517,061
South Korea–14.81%
LG Electronics, Inc.	21,179	1,157,613
NCSoft Corp.	2,556	1,359,863
Samsung Electronics Co. Ltd.	139,858	6,545,242
Shinhan Financial Group Co. Ltd.	51,917	1,689,784
		10,752,502
Taiwan–6.49%
PChome Online, Inc.(a)	284,000	828,789
President Chain Store Corp.	99,000	970,478
St. Shine Optical Co. Ltd.	39,000	529,108
Taiwan Semiconductor Manufacturing Co. Ltd.	140,143	1,499,212
Voltronic Power Technology Corp.	36,750	888,662
		4,716,249
TOTAL INVESTMENTS IN SECURITIES—100.47% (Cost $65,166,079)		72,955,202
OTHER ASSETS LESS LIABILITIES–(0.47)%		(344,815)
NET ASSETS–100.00%		$72,610,387

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 1.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2020 was $1,852,798, which represented 2.55% of the Fund’s Net Assets.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
China	$17,281,274	$25,013,106	$0	$42,294,380
Hong Kong	—	6,675,010	—	6,675,010
India	—	8,517,061	—	8,517,061
South Korea	—	10,752,502	—	10,752,502
Taiwan	—	4,716,249	—	4,716,249
Total Investments	$17,281,274	$55,673,928	$0	$72,955,202
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Pacific Growth Fund